SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                   FORM 8-K/A

                               AMENDMENT NO. 1 TO

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported) November 19, 1998


                                Fiberstars, Inc.
               (Exact name of registrant as specified in charter)

--------------------------------------------------------------------------------

        California                        0-24564               94-3021850
(State or other jurisdiction      (Commission File Number)     (IRS Employer
     of incorporation)                                       Identification No.)
--------------------------------------------------------------------------------


2883 Bayview Drive, Fremont, California                           94538
(Address of principal executive offices)                        (Zip Code)
--------------------------------------------------------------------------------


     Registrant's telephone number, including area code (510) 490-0719

          (Former name or former address, if changed since last report)

         The undersigned registrant hereby amends the following item of its Current Report on Form 8-K filed on December 4, 1998 as set forth in the pages attached thereto:


Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.


         (a)      Financial Statements of Business Acquired.

                  The consolidated financial statements of Crescent Lighting required by Item 7(a) of Form 8-K, prepared pursuant to Rule 3-05 of Regulation S-X and filed in accordance with Item 7(a)(4), are attached hereto as Exhibit 99.2 and incorporated herein by this reference.

         (b)      Pro Forma Financial Information.

                  The unaudited pro forma consolidated financial information required by Item 7(b) of Form 8-K, prepared pursuant to
                  Article 11 of Regulation S-X and filed in accordance with Item 7(b)(2) of Form 8-K, are attached hereto as Exhibit 99.3 and incorporated herein by this reference.

         (c)      Exhibits.

       Exhibit No.               Description
       -----------               -----------
          2.1(1) Sale and Purchase Agreement dated as of November 19, 1998 by and among Fiberstars, Inc., Hillgate (4) Limited, Crescent Lighting Limited, Michael Beverley Morrison and Corinne Bertrand.

         99.1(1)           Press release issued November 24, 1998.

         99.2              Financial Statements of Crescent Lighting Limited.

         99.3              Pro Forma Financial Statements of Fiberstars, Inc.

         (1) Filed with the Registrant's Report on Form 8-K filed on December 4, 1998.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                          FIBERSTARS, INC.


Date:  February 2, 1999                   By: /s/ Robert A. Connors
                                              ----------------------------------
                                              Robert A. Connors
                                              Vice President, Finance,
                                              Chief Financial Officer

                                  EXHIBIT INDEX

    Exhibit No.                     Description
    -----------                     -----------
       99.2          Financial Statements of Crescent Lighting Limited.
       99.3          Pro Forma Financial Statements of Fiberstars, Inc.